Investments and Sundry Assets (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2014		Dec. 31, 2013
Investments and Sundry Assets
Deferred transition and setup costs and other deferred arrangements	$ 1,527	[1]	$ 1,652	[1]
Derivatives-noncurrent	681		401
Alliance investments - equity method	98		110
Alliance investments - non-equity method	496		200
Prepaid software	332		352
Long-term deposits	300		316
Other receivables	509		174
Employee benefit-related	356		392
Prepaid income taxes	518		305
Other assets	788		738
Total	$ 5,603		$ 4,639

[1]

Deferred transition and setup costs and other deferred arrangements are related to Global Services client arrangements. See note A, “Significant Accounting Policies,” on page 89for additional information..